UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2014
CELLULAR DYNAMICS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-36021 (Commission File Number)	26-1737267 (IRS Employer Identification No.)

525 Science Drive Madison, Wisconsin (Address of principal executive offices)	53711 (Zip Code)
Registrant’s telephone number, including area code: (608) 310-5100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On November 6, 2014, Cellular Dynamics International, Inc. (the “Company”) and one of its directors, Dr. Stanley D. Rose, terminated by mutual agreement the Consulting Agreement dated as of October 18, 2010 between the Company and Dr. Rose (the “Consulting Agreement”). A copy of the Consulting Agreement was filed with the Securities and Exchange Commission ("SEC") as Exhibit 10.28 to the Company’s Registration Statement on Form S-1 filed with the SEC on June 3, 2013. No consulting fees have been paid to Dr. Rose since December 31, 2013 under the Consulting Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Dynamics International, Inc.
Date: November 12, 2014	By: /s/ Anna M. Geyso
Anna M. Geyso
Senior Vice President, General Counsel and Secretary